MULTI CAP EQUITY INCOME FUND
A:	AAEQX
C:	AACEX
Investor:	APEQX
Institutional:	AIEQX

SUMMARY PROSPECTUS	DECEMBER 30, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.cavanalhillfunds.com/FormsReports/Index.aspx#Prospectus. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 30, 2016, and most recent annual report, dated August 31, 2016, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Investment Objective

To seek dividend income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Multi Cap Equity Income Fund (formerly the U.S. Large Cap Fund) . You may qualify for sales charge discounts if you and your family invest or agree to invest in the future, at least $200,000 in Cavanal Hill Funds. More information about these and other discounts is available from your financial professional and in the section “Initial Sales Charge (Bond and Equity Funds, Class A Only)” and “Contingent Deferred Sales Charge (CDSC-Class A and C Only)” on page 47 in the prospectus and in the section “Additional Purchase and Redemption Information” on page 35 of the statement of additional information.

Shareholder Fees	A	C	Investor	Institutional
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	3.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%*	1.00%*	None	None

Annual Fund Operating Expenses**	A	C	Investor	Institutional
(expenses that you pay each year as a percentage of the value of your investment).	Shares	Shares	Shares	Shares
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	—
Other Expenses	0.59%	0.74%	0.73%	0.74%
Shareholder Servicing Fees	0.10%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.24%	2.14%	1.38%	1.14%
Less Fee Waivers‡	-0.10%	-0.25%	-0.25%	-0.25%
Total Annual Fund Operating Expenses After Fee Waivers	1.14%	1.89%	1.13%	0.89%

*	Class A shares are available with no front-end sales charge on investments of $200,000 or more. There is, however, a contingent deferred sales charge (CDSC) of up to 1.00% on any Class A Shares upon which a dealer concession was paid that are sold within one year of purchase. In addition, while Class C Shares are offered at NAV, without any initial sales charge, a CDSC of up to 1.00% may be charged on any Class C Shares upon which a dealer concession has been paid that are sold within one year of purchase.
**	Annual Fund Operating Expenses are estimates due to a reduction in Management Fees and associated removal of Management Fee Waivers.
‡	Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees to which they are entitled. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the table. Contractual waivers are in place for the period through December 31, 2017 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
A Shares	$462	$720	$998	$1,789
C Shares	$192	$646	$1,126	$2,453
Investor Shares	$115	$412	$731	$1,636
Institutional Shares	$91	$337	$603	$1,364

www.cavanalhillfunds.com	1	1-800-762-7085

Portfolio Turnover

The Multi Cap Equity Income Fund (formerly the U.S. Large Cap Fund) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategy

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its net assets in dividend-paying equity securities. The Fund will invest in companies of all market capitalization - large, mid and small. These policies will not be changed without at least 60 days prior notice to shareholders. “Equity securities” for purposes of this policy refers to common stocks and securities convertible into common stocks. The Fund may also invest up to 20% of its net assets in non-dividend-paying equity securities,preferred stocks, American Depositary Receipts, corporate bonds, notes, warrants and cash equivalents. In general, corporate bonds may be of any maturity and will be rated at the time of purchase within the three highest ratings categories assigned by a nationally recognized statistical ratings organization, or, if not rated, found by the Adviser under guidelines approved by the Trust’s Board of Trustees to be of comparable quality. However, the Fund may invest up to 5% of its net assets in corporate bonds that are rated below investment grade (i.e., “junk bonds”) and thus rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch Ratings.

The Fund actively invests and may trade frequently in companies with attractive prospects for long-term capital appreciation. The portfolio management team of the Fund seeks to identify companies that possess the following fundamental characteristics: pays an attractive dividend, generates strong returns potentially enabling future dividend growth, attractive valuation, the potential to gain market share and led by strong management teams.

Principal Investment Risks

Loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield or total return are (in alphabetical order):

●	High Yield Securities Risk — Fixed income securities rated below investment grade and unrated securities of similar credit quality (commonly referred to as “junk bonds” or high yield securities) are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investments in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. The value of high yield securities tends to be very volatile due to such factors as specific corporate developments, interest rate sensitivity, less secondary market activity, and negative perceptions of high yield securities and the junk bond markets generally, particularly in times of market stress.

●	Issuer Specific — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage or reduced demand for the issuer’s goods or services.

●	Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

●	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

●	Mid Cap Risk — The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

●	Portfolio Turnover Risk — A Fund may engage in active and frequent trading to achieve its principal investment objectives. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.

●	Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

www.cavanalhillfunds.com	2	1-800-762-7085

Performance Information

The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before or after taxes) does not necessarily indicate how the Fund will perform in the future. Additionally, performance prior to December 30, 2016 was the product of a different Principal Investment Strategy. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year1. Prior to December 30, 2016, the Fund was named the U.S. Large Cap Equity Fund. The returns for A Shares, C Shares and Institutional Shares will differ from the returns for Investor Shares (which are shown in the bar chart) because of differences in the expenses of each class.

Annual Total Returns for Investor Shares (Periods Ended 12/31)

Best quarter:	Worst quarter:
2Q 2009	4Q 2008
16.83%	-23.25%

[1]	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/16 to 9/30/16 was 2.45%.

This table compares the Fund’s average annual total returns for periods ended December 31, 2015 to those of the Russell 1000® Index and the Russell 3000® Value Index. The A Shares, which impose a maximum sales charge of 3.50%, were not in existence before May 1, 2011. Prior to December 31, 2015, the A Shares were subject to a maximum sales charge of 5.50%. The C Shares were not in existence before December 31, 2014. Performance information reflects the Fund’s Investor Shares for periods prior to May 2, 2011 for the A Shares and December 31, 2014 for C Shares. Investor and A Shares bear a 12b-1 fee of 0.25% and C Shares bear a 12b-1 fee of 1.00%. Investor and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. The Fund’s Principal Investment Strategy was changed effective December 30, 2016. Each of these differences is reflected in the performance information. Accordingly, had the A and C Shares of the Fund been offered for periods prior to May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of different annual operating expenses. The stated returns assume the highest historical federal marginal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

Average Annual Total Returns (Periods Ended 12/31/15)	1 Year	5 Years	10 Years
Investor Shares
Return Before Taxes	-1.04%	9.03%	6.24%
Return After Taxes on Distributions	-1.93%	7.61%	5.51%
Return After Taxes on Distributions and Sale of Fund Shares	0.15%	7.05%	4.98%
Institutional Shares
Return Before Taxes	-0.98%	9.28%	6.49%
A Shares
Return Before Taxes (With Load)	-4.68%	8.25%	5.86%
Return Before Taxes (No Load)	-1.23%	9.02%	6.23%
C Shares
Return Before Taxes	-1.96%	8.83%	6.14%
Russell 1000® Index (reflects no deduction for expenses, fees or taxes)*	0.92%	12.44%	7.40%
Russell 3000® Value Index (reflects no deduction for expenses, fees or taxes)*	-4.13%	10.98%	6.11%

*	As a result in the change to the Fund’s Principal Investment Strategy, the broad-based securities market index has been changed from the Russell 1000® Index to the Russell 3000® Value Index.

Investment Adviser

Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

www.cavanalhillfunds.com	3	1-800-762-7085

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Matthew C. Stephani, CFA is a Senior Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2006.

Thomas J. Mitchell, CFA is a Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2016.

Michael C. Schloss is a Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2013.

Purchase and Sale of Fund Shares

The following initial and additional purchase requirements apply:

	Initial Purchase	Additional Purchases
Bond and Equity Funds
A Shares	None	None
C Shares	None	None
Investor Shares	$100	None
Institutional Shares	$100,000	$100

Shares may be purchased, sold (redeemed) or exchanged on any business day by:

●	Sending a written request by mail to the Funds Custodian: BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.
●	Sending a written request by overnight mail to: Cavanal Hill Funds, c/o FIS Investor Services, LLC, 4249 Easton Way, Suite 400, Columbus, OH,43219-6171.
●	Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CH-SPU-MC-1216

www.cavanalhillfunds.com	4	1-800-762-7085